                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                    FORM 8-K

                                CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(d) OF
                     THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (date of earliest event reported): January 6, 2005

                                Aehr Test Systems
             (Exact name of Registrant as specified in its charter)

          California                    000-22893             94-2424084
(State or other jurisdiction of  [Commission File Number]  (I.R.S. Employer
 incorporation or organization)                         Identification Number)

                               400 Kato Terrace
                           Fremont, California 94539
         (Address of principal executive offices, including zip code)

                                 510-623-9400
             (Registrant's telephone number, including area code)

                                     N/A
         (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[X] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

            On January 6, 2005, Aehr Test Systems (the "Company") issued a press release announcing the Company's financial results for the fiscal quarter ended November 30, 2004. A copy of the press release is attached as
Exhibit 99.1 to this Current Report on Form 8-K.

ITEM 8.01.  OTHER EVENTS.

            On January 6, 2005, Aehr Test Systems issued a press release announcing the receipt of an order for its MTX model FP+ system. A copy of the press release is attached as Exhibit 99.2 to this Current Report on Form 8-K.

            The information in this Form 8-K, including the exhibits attached hereto, are being furnished and shall not be deemed "filed" for purposes of
Section 18 of the Securities Act of 1934, as amended.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

        (c)  Exhibits.

             Exhibit No.    Description
             -----------    -----------
             99.1           Press Release of Aehr Test Systems dated January
                            6, 2005 entitled "Aehr Test Systems Reports
                            Second Quarter Results for Fiscal 2005."

             99.2 Press Release of Aehr Test Systems dated January 6, 2005 entitled "Aehr Test Systems Receives MTX Order From Viking Interworks."

                                  SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               Aehr Test Systems
                                                  (Registrant)
Date:  January 6, 2005
                                          By:   /S/ GARY L. LARSON
                                               -------------------------
                                               Gary L. Larson
                                               Vice President of Finance and
                                               Chief Financial Officer

                               EXHIBIT INDEX

Exhibit
Number     Description
-------    ------------

99.1 Press Release of Aehr Test Systems dated January 6, 2005 entitled "Aehr Test Systems Reports Second Quarter Results for Fiscal 2005."

99.2 Press Release of Aehr Test Systems dated January 6, 2005 entitled "Aehr Test Systems Receives MTX Order From Viking Interworks."